DEFINITIVE COPIES


                                               (File Nos. 33-49570 and 811-6742)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [ ]    Preliminary Proxy Statement
         [ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                RULE 14A-6(E)(2))
         [ ]    Definitive Proxy Statement
         [X]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                  MONARCH FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                                David M. Whitaker
                          Citigroup Fund Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                             R. Darrell Mounts, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue NW
                             Washington, D.C. 20036

Payment of Filing Fee (Check the appropriate box):

         [X]    No Fee Required
         [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                and 0-11

                1) Title  of each  class of  securities  to which  transaction applies:
                   ____________________________

                2)  Aggregate  number  of  securities  to  which   transaction
                    applies:
                    ___________________________

                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                    ___________________________

                4)  Proposed maximum aggregate value of transaction:
                    ___________________________

                5)  Total fee paid:
                    ___________________________

         [ ]    Fee paid previously with preliminary materials.

                               DEFINITIVE COPIES

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                1) Amount Previously Paid:
                   ________________________

                2) Form, Schedule or Registration Statement No.:
                   ________________________

                3) Filing Party:
                   ________________________

                4) Date Filed:
                   ________________________

                                  Monarch Funds
                              Notice of Adjournment


                                                                November 3, 2005


Dear Shareholder:

We had to adjourn the Special Meeting of Shareholders until December 7, 2005, at 2:00 p.m. eastern time because we did not receive a sufficient number of votes from shareholders. Please take a moment now and vote your shares so that another adjournment will not be needed. This will save your Fund additional expense and benefit all shareholders.

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding the proposal, please call the toll-free number listed below. The following voting options have been set up for your convenience.


1. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll free number found on the enclosed proxy card.

2.                VOTE BY  MAIL.  You may  cast  your  vote by mail by  signing,
                  dating   and   mailing   the   enclosed   proxy  card  in  the
                  postage-prepaid return envelope provided.

Please do not hesitate to call toll-free (800) 754-8757 if you have any questions regarding this matter. Representatives are available to answer any questions you might have. You can also record your voting instructions right over the phone by calling toll-free (800) 690-6903.

Please help your Fund hold this Special Meeting of Shareholders on December 7, 2005 by voting your shares today. If you have already voted, thank you very much.

Sincerely,

/s/ David M. Whitaker

David M. Whitaker
Secretary

                                  MONARCH FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

              (FOR SHAREHOLDERS OF DAILY ASSETS TREASURY FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Daily Assets Treasury Fund (the "Fund"), a series of Monarch Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Fourth Floor, Portland, Maine 04101, on December 7, 2005, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

                  To approve the new investment advisory agreement between the Trust and Monarch Investment Advisors, LLC with respect to Daily Assets Treasury Fund.

                  FOR _____        AGAINST _____                ABSTAIN _____


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on December 7, 2005. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.


     ________________________________               ____________________
     Authorized Signature                           Date

     ________________________________
     Printed Name (and Title if Applicable)

     _________________________________              ____________________
     Authorized Signature                           Date
     (Joint Investor or Second Signatory)

     _________________________________
     Printed Name (and Title if Applicable)

                                  MONARCH FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

             (FOR SHAREHOLDERS OF DAILY ASSETS GOVERNMENT FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Daily Assets Government Fund (the "Fund"), a series of Monarch Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Fourth Floor, Portland, Maine 04101, on December 7, 2005, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

                  To approve the new investment advisory agreement between the Trust and Monarch Investment Advisors, LLC with respect to Daily Assets Government Fund.

                      FOR _____ AGAINST _____ ABSTAIN _____


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on December 7, 2005. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.


     ________________________________               ____________________
     Authorized Signature                           Date

     ________________________________
     Printed Name (and Title if Applicable)

     _________________________________              ____________________
     Authorized Signature                           Date
     (Joint Investor or Second Signatory)

     _________________________________
     Printed Name (and Title if Applicable)

                                  MONARCH FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

       (FOR SHAREHOLDERS OF DAILY ASSETS GOVERNMENT OBLIGATIONS FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Daily Assets Government Obligations Fund (the "Fund"), a series of Monarch Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Fourth Floor, Portland, Maine 04101, on December 7, 2005, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

                  To approve the new investment advisory agreement between the Trust and Monarch Investment Advisors, LLC with respect to Daily Assets Government Obligations Fund.

                      FOR _____ AGAINST _____ ABSTAIN _____


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on December 7, 2005. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.



     ________________________________               ____________________
     Authorized Signature                           Date

     ________________________________
     Printed Name (and Title if Applicable)

     _________________________________              ____________________
     Authorized Signature                           Date
     (Joint Investor or Second Signatory)

     _________________________________
     Printed Name (and Title if Applicable)

                                  MONARCH FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

                (FOR SHAREHOLDERS OF DAILY ASSETS CASH FUND ONLY)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Daily Assets Cash Fund (the "Fund"), a series of Monarch Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Fund Services, LLC, Two Portland Square, Fourth Floor, Portland, Maine 04101, on December 7, 2005, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Trust has proposed this Proposal. The Board of Trustees recommends voting "FOR" the Proposal.

                                    PROPOSAL

                  To approve the new investment advisory agreement between the Trust and Monarch Investment Advisors, LLC with respect to Daily Assets Cash Fund.

                      FOR _____ AGAINST _____ ABSTAIN _____


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on December 7, 2005. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.


     ________________________________               ____________________
     Authorized Signature                           Date

     ________________________________
     Printed Name (and Title if Applicable)

     _________________________________              ____________________
     Authorized Signature                           Date
     (Joint Investor or Second Signatory)

     _________________________________
     Printed Name (and Title if Applicable)